                                                                       EXHIBIT 1
                                                                       ---------

                                   AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Touchstone Applied Science Associates, Inc.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Executed this November 9, 1998


                                    /s/ Edward L. Cahill
                                    --------------------
                                    Edward L. Cahill


                                    /s/ David L. Warnock
                                    --------------------
                                    David L. Warnock

                                    CAHILL, WARNOCK STRATEGIC
                                    PARTNERS FUND, L.P.

                                    By:  Cahill, Warnock Strategic Partners,
                                         L.P., its Sole General Partner


                                       By:  /s/ Edward L. Cahill
                                            --------------------
                                            Edward L. Cahill, General Partner


                                       By:  /s/ David L. Warnock
                                            --------------------
                                            David L. Warnock, General Partner


                                    CAHILL, WARNOCK STRATEGIC
                                    PARTNERS, L.P.


                                       By:  /s/ Edward L. Cahill
                                            --------------------
                                            Edward L. Cahill, General Partner


                                       By:  /s/ David L. Warnock
                                            --------------------
                                            David L. Warnock, General Partner


                                    STRATEGIC ASSOCIATES, L.P.

                                    By:  Cahill, Warnock & Co., LLC, its sole
                                         General Partner


                                       By:  /s/ Edward L. Cahill
                                            --------------------
                                            Edward L. Cahill, Member


                                       By:  /s/ David L. Warnock
                                            --------------------
                                            David L. Warnock, Member


                                    CAHILL, WARNOCK & CO., LLC


                                       By:  /s/ Edward L. Cahill
                                            --------------------
                                            Edward L. Cahill, Member


                                       By:  /s/ David L. Warnock
                                            --------------------
                                            David L. Warnock, Member